EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson
Global Advisers LLC, MatlinPatterson Global Partners II LLC, MatlinPatterson Global Opportunities Partners II L.P., MatlinPatterson Global Opportunities Partners (Cayman) II L.P., David J. Matlin and Mark R. Patterson, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Owens Corning, a Delaware corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 9th day of November 2006.


                                   MATLINPATTERSON LLC


                                   By: /s/ Mark R. Patterson
                                       --------------------------
                                       Name:  Mark R. Patterson
                                       Title: Member


                                   MATLINPATTERSON ASSET MANAGEMENT LLC


                                   By: /s/ Mark R. Patterson
                                       --------------------------
                                       Name:  Mark R. Patterson
                                       Title: Chairman


                                   MATLINPATTERSON GLOBAL ADVISERS LLC


                                   By: /s/ Mark R. Patterson
                                       --------------------------
                                       Name:  Mark R. Patterson
                                       Title: Chairman


                                   MATLINPATTERSON GLOBAL PARTNERS II LLC


                                   By: /s/ Mark R. Patterson
                                       --------------------------
                                       Name:  Mark R. Patterson
                                       Title: Director



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                                   MATLINPATTERSON GLOBAL OPPORTUNITIES
                                   PARTNERS II L.P.

                                   By:  MatlinPatterson Global Partners II LLC,
                                        its general partner


                                        By: /s/ Mark R. Patterson
                                            -----------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director



                                   MATLINPATTERSON GLOBAL OPPORTUNITIES
                                   PARTNERS (Cayman) L.P.

                                   By:  MatlinPatterson Global Partners II LLC,
                                        its general partner


                                        By: /s/ Mark R. Patterson
                                            -----------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director



                                   DAVID J. MATLIN


                                   By: /s/ David J. Matlin
                                       ----------------------------------
                                       Name: David J. Matlin



                                   MARK R. PATTERSON


                                   By: /s/ Mark R. Patterson
                                       ----------------------------------
                                       Name: Mark R. Patterson